UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

----------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

August 12, 2008 Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949 (State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188

(Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

The acquisition of 60% majority equity interest of the 2 coal mines, DaPuAn Coal Mine (“DaPuAn mine”) and SuTsong Coal Mine (“SuTsong mine”) was filed with the SEC in June of 2008. In compliance with the acquisition agreement, the Registrant starts to consolidate the coal mines operations on May 1, 2008, thus increases its sales and profit. See below.

Section 2 – Financial Information

Following the US accounting standards (US GAAP), independent audits on the pre-acquisition financial conditions of these 2 coal mines were conducted. On August 10, 2008, independent auditors released its six audit reports on the 2 mines. See below. These audited financial statements conducted under Chinese GAAP, were adjusted to the US GAAP, giving a fair and reasonable financial disclosure of the two mines’ financial conditions which can be used as a reasonable basis to project future sales and profits of the two mines. The six audit reports include three periods, a) 4 months of operations ended on April 30, 2008 (the acquisition date), b) 12 months operations ended on December 31, 2007, and c) 12 months operations ended on December 31, 2006 for both DaPuAn mine and SuTsong mine.

See six attachments for the audit reports below.

Section 3 – Securities and Trading Markets

N/A

Section 4 – Matters Related to Accountants and Financial Statements

N/A

Section 5 – Corporate Governance and Management

N/A

Section 6 – Asset-backed Securities

N/A

Section 7 – Regulation FD

N/A

Section 8 – Other Events

N/A

Section 9 – Financial Statements and Exhibits

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L INTERNATIONAL HOLDINGS, INC.

By: /S/ Paul Lee

Date: August 12, 2008

Paul Lee, Chairman

Attachment 1, DaPuAn mine - 4 months of operation ended on April 30, 2008

Yunnan Pinyun Auditing CPA Firm 12 Jiaolin Road, Kunming, Yunnan, China (871)- 4008-110

Auditing Report

To the shareholders of DaPuAn Coal Mine (the “Mine”):

We have audited the attached balance sheet of DaPuAn Coal Mine. (the “Mine”) as of April 30, 2008 and the profit and loss statement, cash flow statement for 4 months ended 2008, and a summary of significant accounting policies and other explanatory notes.

1. Management’s Responsibility for the Financial Statements

The management is responsible for the preparation and fair presentation of these financial statements in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises. This responsibility includes: (i) designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; (ii) selecting and applying appropriate accounting policies; and (iii) making accounting estimates that are reasonable in the circumstances.

2. Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing for Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

3. Opinion

In our opinion, the financial statements give a true and fair view of the financial position of the Mine as of 31 December 2008 and of its financial performance and its cash flows for the year then ended in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises.

Yunnan Pinyun Auditing CPA Firm

Kunming. P.R. China

Certified Public Accountant

By: /S/ Xu QiaoYu By: /S/ (Li JiaWen)

Date: August 10, 2008

	DaPuAn Coal Mine
	BALANCE SHEETS
	As of April 30, 2008
	4/30/2008	12/31/2007	4/30/2008	12/31/2007
	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
ASSETS
CURRENT ASSETS:
Cash	2,910,296	549,509	$415,757	$75,275
Accounts receivable	4,111,032	2,132,778	587,290	292,161
Other receivable	22,579,747	13,536,928	3,225,678	1,854,374
Inventories	1,799,323	998,032	257,046	136,717

Total current assets	31,400,398	17,217,247	4,485,771	2,358,527

Fixed Assets, at cost	25,145,799	24,536,134	3,592,257	3,361,114
Less: Accumulated Depreciation	(2,604,492)	(1,942,167)	(372,070)	(266,050)
Fixed Asset, net	22,541,307	22,593,967	3,220,187	3,095,064
Intangible Asset*	9,000,000	9,000,000	1,285,714	1,232,877

Total long term assets	31,541,307	31,593,967	4,505,901	4,327,941

TOTAL ASSETS	62,941,705	48,811,214	8,991,672	6,686,468

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	367,185	0	52,455	0
Other Payables	2,732,016	1,068,812	390,288	146,413
Wages Payables	187,635	670,815	26,805	91,892
Welfare Payables	0	279,046	0	38,225
Taxes payable	2,108,550	483,506	301,221	66,234
Other Liabilities	86,024	17,211	12,289	2,358

Total current liabilities	5,481,410	2,519,390	783,059	345,122

LONG TERM LIABILITIES:	0	0	0	0

TOTAL LIABILITIES	5,481,410	2,519,390	783,059	345,122

STOCKHOLDER'S EQUITY:

Paid-in Capital	9,000,000	9,000,000	1,285,714	1,232,877
Retained Earnings	48,460,295	37,291,824	6,922,899	5,108,469

Total stockholders' equity	57,460,295	46,291,824	8,208,614	6,341,346

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	62,941,705	48,811,214	$8,991,672	$6,686,468

	DaPuAn Coal Mine
	Statements of Income
	For 4 months ended 4/30/2008
	4/30/2008	12/31/2007	4/30/2008	12/31/2007

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
Revenue	29,439,475	58,246,024	$4,205,639	$7,978,907
Cost of Goods Sold	14,567,202	29,526,560	2,081,029	4,044,734

Gross profit	14,872,273	28,719,464	2,124,610	3,934,173

OPERATING COSTS AND EXPENSES:
Operational costs	1,601,728	2,430,256	228,818	332,912
Selling / General and administrative
expenses*	2,061,334	4,526,167	294,476	620,023

Total operating expenses	3,663,062	6,956,423	523,295	952,935

OTHER EXPENSES/(INCOME):
Interest Expense / (income)	(612)	(1,813)	(87)	(248)
Other Expenses / (income)	41,351	439,887	5,907	60,258

Total other expenses/(income)	40,739	438,074	5,820	60,010

INCOME/(LOSS) BEFORE INCOME
TAXES	11,168,472	21,324,967	1,595,496	2,921,228
LESS PROVISION FOR INCOME TAXES	0	0	0	0

INCOME AFTER INCOME TAXES	11,168,472	21,324,967	1,595,496	2,921,228

NET INCOME	11,168,472	21,324,967	$1,595,496	$2,921,228

DaPuAn Coal Mine
Statements of Cash Flow
For 4 months of 2008
	4/30/2008	12/31/2007	4/30/2008	12/31/2007

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net income*	11,168,472	21,324,967	$1,595,496	$2,921,228
Adjustments to reconcile net income to net cash
Provided by (used in) operating activities:
Depreciation	662,326	1,941,684	94,618	265,984
Amortization	0	0	0	0
Changes in assets and liabilities (net of business
acquisition):
Accounts receivable	(11,021,074)	(11,445,204)	(1,574,439)	(1,567,836)
Inventory	(801,291)	(403,628)	(114,470)	(55,292)
Accounts payable	2,962,020	(236,145)	423,146	(32,349)
Others	0	(2,895,205)	0	(396,603)

Net cash (used in)/provided by operating
activities	2,970,453	8,286,469	424,350	1,135,133

CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed Assets/Intangible Assets Purchases &
Other investment	(609,665)	(10,960,123)	(87,095)	(1,501,387)

Net cash (used in)/provided by investing
activities	(609,665)	(10,960,123)	(87,095)	(1,501,387)

CASH FLOWS FROM FINANCING ACTIVITIES:	0	0	0	0

Net cash (used in)/provided by financing
activities	0	0	0	0

INCREASE IN CASH	2,360,788	(2,673,654)	$337,255	$(366,254)

CASH, BEGINNING OF YEAR	549,508	3,223,162	$78,501	$441,529

CASH, END OF PERIOD	2,910,296	549,508	$415,757	$75,275

The DaPuAn Coal Mine

Footnotes to the Audited Financial Statements

For the 4 moths ended 4/30/2008

This footnote is an integral part of the audited report.

I. General

The DaPuAn Mine (the “Mine”) is located at longitude 103°58’16” - 103°59’02”, latitude 24°57’54” - 24°57’34. The Mine area is covering 0.7072 Sq KM” in ShuBe Township, ShiTong county of Yunnan Province, China. The Mine started its exploration in 1992, and started production in 1993. It is current operation is 90,000 tons per year with approx. 360 employees of which 30 staff are administrative personnel. The mining permit is valid to July of 2011. The ownership of the Mine belongs to one individual. Its operating permit number is 5303232000125, with the scope of mine excavation underground. The Mine producing different kinds of coals, including primarily coking coal (is mainly used to process cokes for steel making) and smoking coal (is mainly used for power plant.) Coal has greater market demands than coal supply, under the current coal market conditions in China, causing continuing coal price increases.

Relevant coal mine data is tabled as below,

			Reserved coal(10,000
	Total Reserve	Excavation Reserve
Coal #			tons)

	(10,000 tons)	(10,000 tons)
			122b

C17	386.80	252.42	134.38

Total	386.80	252.42	134.38

For the 4 months ended on April 30, 2008, the Mine sales is approximately $4,205,639(RMB 29,439,475). Under the similar conditions, the Mine would have sales of approximately $12,616,917 for the 12 months period ended December 31,2008, comparing to $7,978,907 of the 12 months of prior year ended on December 31, 2007, would result a sales increase of 58% (or approx.$4,638,010) in the current year. The sales increase during current year 2008 can be attributed to increase of coal production from the Mines, and the continuing coal price increase to $94~$104 per ton, comparing to prior year 2007 price was $52~$97 per ton.

II. Accounting period.

The Mine uses calendar year which starts on January 1, and ends on December 31 of 2008

III. Taxes and surcharges.

The Mine is subject to the following taxes, and surcharges:

Description	Bases for tax	Tax rate	Note

Sale tax (VAT)	Sales of coal	13%

City surcharge	Value added	1%

Coal resources fee	Per ton of coal sale	2.5RMB/ton

Education surcharge	Value added	3%

Local surcharge	Value added	1%

Stamp tax	70% of coal sales	0.03%

Coal resource
	Per ton of coal sales	2RMB/ton
compensation tax

Individual tax	Coal sales	1.5%

IV. Footnotes to the Financial Statements.
1. Cash

Item	Ending Balance		Beginning Balance

Cash in RMB	2,592,837.31		532,100.00

Cash in Bank RMB	317,458.57		17,408.32

Total	2,910,295.88		549,508.32

2. Account Receivable
By aging:

	Ending Balance		Beginning Balance

Aging period
	RMB	%	RMB	%

In 1 year	4,111,032.51	100%	2,132,777.37	100%

Total	4,111,032.51	100%	2,132,777.37	100%

3. Provision for Account Receivable

As of 4/30/2008, the Mine has no bad debt provision.

4. Prepayments No prepayment as of 4/30/2008.

5. Other receivables
As of 4/30/2008, detailed other receivable consists of:

	Ending Balance		Beginning Balance

Aging Period
	RMB	%	RMB	%

In 1 year	20,940,532.09	92.74%	10,543,776.58	77.89%

1-2 years	1,639,214.64	7.26%	2,993,151.42	22.11%

Total	22,579,746.73	100%	13,536,928.00	100%

6. Inventory:

	Ending Balance		Beginning Balance

Raw Material
	1,196,562.64		509,647.25

Inventory
	602,761.01		488,385.00

Usable items

Total
	1,799,323.65		998,032.25

7. Fixed Assets

Details	Beginning Balance		Transaction	Ending Balance
			(Increase)

Historical Cost;	24,536,134.00		609,665.00	25,145,799.00

-Bldg & property	21,948,400.00			21,948,400.00

-Machinery	2,587,734.00		609,665.00	3,197,399.00

-Vehicle

Acc. Depreciation,	1,942,166.67		656,892.23	2,604,492.44

-Bldg & property	1,755,872.00		585,290.67	2,341,162.67

-Machinery	186,294.67		71,601.56	263,329.77

-Vehicle

Fixed Assets (net),	22,593,967.33			22,541,306.56

-Bldg & property	20,192,528.00			19,607,237.33

-Machinery	2,401,439.33			2,934,069.23

-Vehicle

8. Intangible Assets

     According to US GAAP, intangible assets should no be amortized as long it has historical value greater than market value, this Chinese amortization of intangible is adjusted.

9. Wage Payable

	Beginning Balance	Increase	Decrease	Ending Balance

Total	670,815.00	3,197,926.00	3,681,105.99	187,635.01

10. Welfare Payable

	Beginning Balance	Increase	Decrease	Ending Balance

Total	279,046.35		279,046.35	0

11. Tax Payable

Category		Ending Balance		Beginning Balance

VAT		1,771,090.63		448,305.43

Resource Fees		48,293.28		21,883.00

City Surcharges		24,710.91		4,483.06

Individual Income Taxes		260,404.64		3,837.60

Stamp Taxes		4,050.50		4,996.61

Total		2,108,549.96		483,505.70

12. Other Payables

Category		Ending Balance		Beginning Balance

Education surcharges		63,517.89		12,908.08

Local surcharges		22,505.96		4,302.69

Total		86,023.85		17,210.77

13. Other Payables

Ending Balance		Due in 1 year	Beginning Balance

2,732,016.00				1,068,811.54

15. Paid in Capital

As of 4/30/2008, the paid in capital is RMB 9,000,000, which is same as prior year.

16. Retain Earnings

Category	Beginning balance	Increase	Ending balance

	37,291,823.91	11,168,471.60	48,460,295.51
Retain Earnings

Total	37,291,823.91	11,168,471.60	48,460,295.51

Approval of the above Financial Statements;

The above financial Statements are approved by the Board of Directors on 5/10/2008. According to the

Article of Association of the Mine, these statements have been submitted to the shareholder meeting for approval.

/s/ DaPuAn Coal Mine

6/10/2008

Note *: Original contract in Chinese is available upon request in writing.

Attachment 2, DaPuAn mine - 12 months operation ended on December 31, 2007

Yunnan Pinyun Auditing CPA Firm 12 Jiaolin Road, Kunming, Yunnan, China (871)- 4008-110

Auditing Report

To the shareholders of DaPuAn Coal Mine. (the “Mine”):

We have audited the attached balance sheet of DaPuAn Coal Mine. (the “Mine”) as of December 31, 2007 and the profit and loss statement, cash flow statement for the 12 months ended 2007, and a summary of significant accounting policies and other explanatory notes.

1. Management’s Responsibility for the Financial Statements

The management is responsible for the preparation and fair presentation of these financial statements in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises. This responsibility includes: (i) designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; (ii) selecting and applying appropriate accounting policies; and (iii) making accounting estimates that are reasonable in the circumstances.

2. Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing for Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

3. Opinion

In our opinion, the financial statements give a true and fair view of the financial position of the Mine as of 31 December 2007, and of its financial performance and its cash flows for the year then ended in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises.

Yunnan Pinyun Auditing CPA Firm

Kunming. P.R. China

Certified Public Accountants

By: /S/ QiaoYu Xu By: /S/ JiaWen Li

Dated: August 10, 2008

	DaPuAn Coal Mine
	BALANCE SHEETS
	As of December 31, 2007

	12/31/2007	12/31/2006	12/31/2007	12/31/2006

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
ASSETS
CURRENT ASSETS:
Cash	549,509	3,223,162	$75,275	$407,995
Accounts receivable	2,132,778	862,890	292,161	109,227
Other receivable	13,536,928	3,361,611	1,854,374	425,520
Inventories	998,032	594,404	136,717	75,241

Total current assets	17,217,247	8,042,067	2,358,527	1,017,983

Fixed Assets, at cost	24,536,134	13,576,011	3,361,114	1,718,482
Less: Accumulated Depreciation	(1,942,167)	(2,895,68)8	(266,050)	(366,543)
Fixed Asset, net	22,593,967	10,680,323	3,095,064	1,351,940
Intangible Asset*	9,000,000	9,000,000	1,232,877	1,139,241

Total long term assets	31,593,967	19,680,323	4,327,941	2,491,180

TOTAL ASSETS	48,811,214	27,722,390	6,686,468	3,509,163

CURRENT LIABILITIES:
Accounts payable	0	185,605	0	23,494
Other Payables	1,068,812	514,921	146,413	65,180
Wages Payables	670,815	1,436,627	91,892	181,852
Welfare Payables	279,046	266,739	38,225	33,764
Taxes payable	483,506	326,257	66,234	41,298
Other Liabilities	17,211	25,385	2,358	3,213

Total current liabilities	2,519,390	2,755,534	345,122	348,802

LONG TERM LIABILITIES:	0	0	0	0

TOTAL LIABILITIES	2,519,390	2,755,534	345,122	348,802

STOCKHOLDER'S EQUITY:

Paid-in Capital	9,000,000	9,000,000	1,232,877	1,139,241
Retained Earnings	37,291,824	15,966,858	5,108,469	2,021,121

Total stockholders' equity	46,291,824	24,966,858	6,341,346	3,160,362

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	48,811,214	27,722,392	$6,686,468	$3,509,164

	DaPuAn Coal Mine
	Statements of Income
	As of December 31, 2007
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
Revenue	58,246,024	23,141,979	$7,978,907	$2,929,364
Cost of Goods Sold	29,526,560	12,459,661	4,044,734	1,577,172

Gross profit	28,719,464	10,682,318	3,934,173	1,352,192

Operational costs	2,430,256	820,141	332,912	103,815
Selling / General and administrative
expenses*	4,526,167	1,982,824	620,023	250,990

Total operating expenses	6,956,423	2,802,965	952,935	354,806

OTHER EXPENSES/(INCOME):
Interest Expense / (income)	(1,813)	(11,956)	(248)	(1,513)
Other Expenses / (income)	439,887	136,498	60,258	17,278

Total other expenses/(income)	438,074	124,542	60,010	15,765

INCOME/(LOSS) BEFORE INCOME
TAXES	21,324,967	7,754,811	2,921,228	981,622
LESS PROVISION FOR INCOME
TAXES	0	0	0	0

INCOME AFTER INCOME TAXES	21,324,967	7,754,811	2,921,228	981,622

NET INCOME	21,324,967	7,754,811	$2,921,228	$981,622

DaPuAn Coal Mine
Statements of Cash Flow
As of December 31, 2007

	12/31/2007	12/31/2006	12/31/2007	12/31/2006

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income*	21,324,967	7,754,811	$2,921,228	$981,622
Adjustments to reconcile net income to net cash
Provided by (used in) operating activities:
Depreciation	1,941,684	1,086,081	265,984	137,479
Amortization	0	0	0	0
Changes in assets and liabilities (net of business acquisition):
Accounts receivable	(11445204)	(547190)	(1567836)	(69265)
Inventory	(403628)	10204	(55292)	1292
Accounts payable	(236145)	(1908963)	(32349)	(241641)
Others	(2895205)	0	(396603)	0

Net cash (used in)/provided by operating activities	8286469	6394943	1135133	809486

Fixed Assets/Intangible Assets Purchases & Other
investment	(10,960,123)	(4,512,011)	(1,501,387)	(571,141)

Net cash (used in)/provided by investing activities	(10,960,123)	(4,512,011)	(1,501,387)	(571,141)

CASH FLOWS FROM FINANCING ACTIVITIES:	0	0	0	0

Net cash (used in)/provided by financing activities	0	0	0	0

INCREASE IN CASH	(2,673,654)	1,882,932	$(366,254)	$238,346

CASH, BEGINNING OF YEAR	3,223,162	1,340,230	$441,529	$169,649

CASH, END OF PERIOD	549,508	3,223,162	$75,275	$407,995

DaPuAn Coal Mine

Footnotes to the Audited Financial Statements

For the year ended 12/31/2007

This footnote is an integral part of the audited report.

I. General

The DaPuAn Coal Mine (the “Mine”) is located at longitude 103°58’16” - 103°59’02”, latitude 24°57’54” -24°57’34. The Mine area is covering 0.7072 Sq KM” in ShuBe Township, ShiTong county of Yunnan Province, China. The Mine started its exploration in 1992, and started production in 1993. It is current operation is 90,000 tons per year with approx. 360 employees of which 30 staff are administrative personnel. The mining permit is valid to July of 2011. The ownership of the Mine belongs to one individual. Its operating permit number is 5303232000125, with the scope of mine excavation underground. The Mine producing coking coal (is used to make cokes for steel operations) and smoking coal (is used for power plant) which have large market demands, under the current coal market conditions in China causing price increases.

During the current year ended December 31, 2007, the Mine made approx. 172% increase of its sales to $7,978,907 as compared to the prior year sales of $2,929,364 for the year ended December 31 2006. The sales increase during the year 2007 was due to the Mine was in process expanding its coal production to the targeted 150,000 tons, comparing to prior year 90,000 tons. In addition, the current coal price increased to $52~$97 per tons, comparing to coal price per ton was $45~$75 in 2006 as a result of coal demand more than coal supply in China.

Relevant coal mine data is tabled as below,

	Total Reserve	Excavation Reserve	Reserved coal(10,000 tons)
Coal #

	(10,000 tons)	(10,000 tons)
			122b

C17	386.80	252.42	134.38

Total	386.80	252.42	134.38

II. Accounting period.

The Mine uses calendar year, which starts on January 1, and ends on December 31.

III. Taxes and surcharges.

The Mine is subject to the following taxes, and surcharges:

Description	Bases for tax	Tax rate	Note

Sale tax (VAT)	Sales of coal	13%

City surcharge	Value added	1%

Coal resources fee	Per ton of coal sale	2.5RMB/ton

Education surcharge	Value added	3%

Local surcharge	Value added	1%

Stamp tax	70% of coal sales	0.03%

Coal resource
	Per ton of coal sales	2RMB/ton
compensation tax

Individual tax	Coal sales	1.5%

IV. Footnotes to the Financial Statements.
1. Cash

Item	Ending Balance		Beginning Balance

Cash in RMB	532,100.00		519,119.36

Cash in Bank RMB	17,408.32		2,704,043.04

Total	549,508.32		3,223,162.40

2. Account Receivable
By aging:

	Ending Balance		Beginning Balance

Aging period
	RMB	%	RMB	%

In 1 year	2,132,777.37	100%	862,890.03	100%

Total	2,132,777.37	100%	862,890.03	100%

3. Provision for Account Receivable
As of 12/31/2007, the Mine has no bad debt provision.
4.Prepayments
No prepayment as of 12/31/2007.

5. Other receivables
As of 12/31/2007, detailed other receivable consists of:

	Ending Balance		Beginning Balance

Aging Period
	RMB	%	RMB	%

In 1 year	10,543,776.58	77.89%	3,361,611.48	100%

1-2 years	2,993,151.42	22.11%

Total	13,536,928.00	100%	3,361,611.48	100%

6. Inventory:

		Ending Balance	Beginning Balance

Raw Material
		509,647.25		470,953.36

Inventory
		488,385.00		123,450.35

Usable items

Total
		998,032.25		594,403.71

7. Fixed Assets

Details	Beginning Balance		Transaction	Ending Balance
			(Increase)

Historical Cost;	13,576,010.98		10,960,123.02	24,536,134.00

-Bldg & property	11,212,410.98		10,735989.02	21,948,400.00

- Machinery	2,363,600.00		224,134.00	2,587,734.00

- Vehicle

Acc. Depreciation,	2,985,688.20		(1,043,521.53)	1,942,166.67

- Bldg & property	2,985,204.87		(1,229,332.87)	1,755,872.00

- Machinery		483.33	185,811.34	186,294.67

- Vehicle

Fixed Assets (net),	10,590,322.78		12,003,644.55	22,593,967.33

- Bldg & property	8,227,206.11		11,965,321.89	20,192,528.00

- Machinery	2,363,116.67		38,322.66	2,401,439.33

- Vehicle

8. Intangible Assets

     According to US GAAP, intangible assets should no be amortized as long it has historical value greater than market value, this Chinese amortization of intangible is adjusted.

9. Wage Payable

	Beginning Balance	Increase	Decrease	Ending Balance

Total	1,436,627.00	8,907,124.58	9,672,936.58	670,815.00

10. Welfare Payable

	Beginning Balance	Increase	Decrease	Ending Balance

Total	266,738.47	1,246,997.44	1,234,689.56	279,046.35

11. Tax Payable

Category		Ending Balance		Beginning Balance

VAT		448,305.43		288,938.76

Resource Fees		21,883.00		28,436.75

City Surcharges		4,483.06		2,889.39

Individual Income Taxes		3,837.60		5,256.53

Stamp Taxes		4,996.61		735.92

Total		483,505.70		326,257.35

12. Other Payables

Category		Ending Balance		Beginning Balance

Education surcharges		12,908.08		19,038.75

Local surcharges		4,302.69		6,346.25

Total		17,210.77		25,385.00

13. Other Payables

Ending Balance		Due in 1 year	Beginning Balance

1,068,811.54				514,921.13

15.Paid in Capital

As of 12/31/2007, the paid in capital is RMB9,000,000, which is same as prior year.

16. Retain Earnings

Category	Beginning balance	Increase	Ending balance

Retain Earnings	15,966,858.45	21,324,966.46	37,291,824.91

Total	15,966,858.45	21,324,966.46	37,291,824.91

Approval of the above Financial Statements;

The above financial Statements are approved by the Board of Directors on 5/10/2008. According to the

Article of Association of the Mine, these statements have been submitted to the shareholder meeting for approval.

/s/ DaPuAn Coal Mine

6/10/2008

Note *: Original contract in Chinese is available upon request in writing.

Attachment 3, DaPuAn mine - 12 months operation ended on December 31, 2006

Yunnan Pinyun Auditing CPA Firm 12 Jiaolin Road, Kunming, Yunnan, China (871)- 4008-110

Auditing Report

To the shareholders of DaPuAn Coal Mine. (the “Mine”):

We have audited the attached balance sheet of DaPuAn Coal Mine (the “Mine”) as of December 31, 2006 and the profit and loss statement, cash flow statement for 12 months ended 2006, and a summary of significant accounting policies and other explanatory notes.

1. Management’s Responsibility for the Financial Statements

The management is responsible for the preparation and fair presentation of these financial statements in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises. This responsibility includes: (i) designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; (ii) selecting and applying appropriate accounting policies; and (iii) making accounting estimates that are reasonable in the circumstances.

2. Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing for Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

3. Opinion

In our opinion, the financial statements give a true and fair view of the financial position of the Mine as of 31 December 2006, and of its financial performance and its cash flows for the year then ended in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises.

Yunnan Pinyun Auditing CPA Firm

Kunming. P.R. China

Certified Public Accountants

By: /S/ QiaoYu Xu By: /S/ JiaWen Li

Dated: August 10, 2008

	DaPuAn Coal Mine
	BALANCE SHEETS
	As of December 31, 2006

	12/31/2006	12/31/2005	12/31/2006	12/31/2005

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
ASSETS
CURRENT ASSETS:
Cash	3,223,162	1,340,230	$407,995	$163,443
Accounts receivable	862,890	321,601	109,227	39,220
Other receivable	3,361,611	3,355,711	425,520	409,233
Inventories	594,404	604,608	75,241	73,733

Total current assets	8,042,067	5,622,150	1,017,983	685,628

Fixed Assets, at cost	13,576,011	9,064,000	1,718,482	1,105,366
Less: Accumulated Depreciation	(2,895,688)	(1,809,607)	(366,543)	(220,684)
Fixed Asset, net	10,680,323	7,254,393	1,351,940	884,682
Intangible Assest*	9,000,000	9,000,000	1,139,241	1,097,561

Total long term assets	19,680,323	16,254,393	2,491,180	1,982,243

TOTAL ASSETS	27,722,390	21,876,543	3,509,163	2,667,871

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	185,605	778,609	23,494	94,952
Other Payables	514,921	2,398,104	65,180	292,452
Wages Payables	1,436,627	1,273,026	181,852	155,247
Welfare Payables	266,739	106,723	33,764	13,015
Taxes payable	326,257	103,020	41,298	12,563
Other Liabilities	25,385	5,014	3,213	611

Total current liabilities	2,755,534	4,664,497	348,802	568,841

LONG TERM LIABILITIES:	0	0	0	0

TOTAL LIABILITIES	2,755,534	4,664,497	348,802	568,841

STOCKHOLDER'S EQUITY:

Paid-in Capital	9,000,000	9,000,000	1,139,241	1,097,561
Retained Earnings	15,966,858	8,212,046	2,021,121	1,001,469

Total stockholders' equity	24,966,858	17,212,046	3,160,362	2,099,030

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	27,722,392	21,876,543	$3,509,164	$2,667,871

	DaPuAn Coal Mine
	Statements of Income
	As of December 31, 2006
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
Revenue	23,141,979	15,358,241	$2,929,364	$1,872,956
Cost of Goods Sold	12,459,661	8,324,517	1,577,172	1,015,185
Gross profit	10,682,318	7,033,724	1,352,192	857,771

OPERATING COSTS AND EXPENSES:
Operational costs	820,141	677,857	103,815	82,665
Selling / General and administrative expenses*	1,982,824	1,206,291	250,990	147,109

Total operating expenses	2,802,965	1,884,148	354,806	229,774

OTHER EXPENSES/(INCOME):
Interest Expense / (income)	(11,956)	(460)	(1,513)	(56)
Other Expenses / (income)	136,498	0	17,278	0

Total other expenses/(income)	124,542	(460)	15,765	(56)

INCOME/(LOSS) BEFORE INCOME TAXES	7,754,811	5,150,035	981,622	628,053
LESS PROVISION FOR INCOME TAXES	0	0	0	0

INCOME AFTER INCOME TAXES	7,754,811	5,150,035	981,622	628,053

NET INCOME	7,754,811	5,150,035	$981,622	$628,053

	DaPuAn Coal Mine
	Statements of Cash Flow
	As of December 31, 2006
	2006	2005	2006	2005

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net income*	7,754,811	5,150,035	$981,622	$628,053
Adjustments to reconcile net income to net cash
Provided by (used in) operating activities:
Depreciation	1,086,081	605,285	137,479	73,815
Amortization	0	0	0	0
Changes in assets and liabilities (net of business
acquisition):
Accounts receivable	(547,190)	(2,070,158)	(69,265)	(252,458)
Inventory	10,204	(284,463)	1,292	(34,691)
Accounts payable	(1,908,963)	(2,266,543)	(241,641)	(276,408)
Others	0	0	0	0

Net cash (used in)/provided by operating
activities	6,394,943	1,134,156	809,486	138,312
CASH FLOWS FROM INVESTING
ACTIVITIES:
Fixed Assets/Intangible Assets Purchases &	(4,512,011)	(1,200,000)	(571,141)	(146,341)
Other investment

Net cash (used in)/provided by investing	(4,512,011)	(1,200,000)	(571,141)	(146,341)
activities
CASH FLOWS FROM FINANCING	0	0	0	0
ACTIVITIES:

Net cash (used in)/provided by financing
activities	0	0	0	0

INCREASE IN CASH	1,882,932	(65,844)	$238,346	$(8,030)

CASH, BEGINNING OF YEAR	1,340,230	1,406,073	$169,649	$171,472

CASH, END OF PERIOD	3,223,162	1,340,230	$407,995	$163,443

The DaPuAn Coal Mine

Footnotes to the Audited Financial Statements

For the year ended 12/31/2006

These footnotes are integral part of the audit report.

I. General

The DaPuAn Mine (the “Mine”) is located at longitude 103°58’16” - 103°59’02”, latitude 24°57’54” - 24°57’34. The Mine area is covering 0.7072 Sq KM” in ShuBe Township, ShiTong county of Yunnan Province, China. The Mine started its exploration in 1992, and started production in 1993. It is current operation is 90,000 tons per year with approx. 360 employees of which 30 staff are administrative personnel. The mining permit is valid to July of 2011. The ownership of the Mine belongs to one individual. Its operating permit number is 5303232000125, with the scope of mine excavation underground. The Mine producing different grades of coking coal (used to process coke which makes steel) and smoking coal (is used for power plant). Coal has larger market demands than coal supply under the current coal market conditions in China, causing coal price to increase.

Relevant coal mine data is tabled as below.

	Total Reserve	Excavation Reserve	Reserved coal(10,000 tons)
Coal #

	(10,000 tons)	(10,000 tons)
			122b

C17	386.80	252.42	134.38

Total	386.80	252.42	134.38

II. Accounting period.

The Mine uses calendar year, which starts on January 1, and ends on December 31.

III. Taxes and surcharges.

The Mine is subject to the following taxes, and surcharges:

Description	Bases for tax	Tax rate	Note

Sale tax (VAT)	Sales of coal	13%

City surcharge	Value added	1%

Coal resources fee	Per ton of coal sale	2.5RMB/ton

Education surcharge	Value added	3%

Local surcharge	Value added	1%

Stamp tax	70% of coal sales	0.03%

Coal resource	Per ton of coal sales	2RMB/ton

compensation tax

Individual tax	Coal sales		1.5%

IV. Footnotes to the Financial Statements (in RMB).
1. Cash

Item	Ending Balance			Beginning Balance

Cash in RMB	1,295,162.83			519,119.36

Cash in Bank RMB	45,067.28			2,704,043.04

Total	1,340,230.11			3,223,162.40

2. Account Receivable
By aging:

	Ending Balance			Beginning Balance

Aging period
	RMB	%	RMB	%

In 1 year	862,890.03	100%	321,601.22	100%

Total	862,890.03	100%	321,601.22	100%

3. Provision for Account Receivable

     As of 12/31/2006, the Mine has no bad debt provision. 4. Prepayments No prepayment as of 12/31/2006.

5. Other receivables

As of 12/31/2006, detailed other receivable consists of:

	Ending Balance		Beginning Balance

Aging Period
	RMB	%	RMB	%

In 1 year	3,361,611.48	100%	3,355,710.53	100%

1-2 years

Total	3,361,611.48	100%	3,355,710.53	100%

6. Inventory:

	Ending Balance		Beginning Balance

Raw Material	470,953.36		500,321.78

Inventory	123,450.35		104,286.40

Usable items

Total	594,403.71		604,608.18

7. Fixed Assets

Details	Beginning Balance	Transaction	Ending Balance
		(Increase)

Historical Cost;	9,064,000.00	4,512010.98	13,576,010.98

-Bldg & property	9,064,000.00	2,148,410.98	11,212,410.98

-Machinery		2,363,600.00	2,363,600.00

-Vehicle

Acc. Depreciation,	1,809,607.32	1,176080.88	2,985,688.20

- Bldg & property	1,809,607.32	1,175597.55	2,985,204.87

-Machinery			483.33

-Vehicle

Fixed Assets (net),	9,064,000.00		10,590,322.78

-Bldg & property	9,064,000.00		8,227,206.11

-Machinery			2,363,116.67

-Vehicle

8. Intangible Assets

     According to US GAAP, intangible assets should not be amortized as long it uses historical value which is greater than the market value. This Chinese amortization of intangible is adjusted.

9. Wage Payable

	Beginning Balance	Increase	Decrease	Ending Balance

Total	1,273,026.33	8,004,856.32	7,841,255.65	1,436,627.00

10. Welfare Payable

Beginning Balance		Increase	Decrease	Ending Balance

Total	106,723.45	1,120,679.88	960,664.86	266,738.47

11. Tax Payable

Category		Ending Balance	Beginning Balance

VAT		288,938.76		91,201.99

Resource Fees		28,436.75		7,662.91

City Surcharges		2,889.39		912.02

Individual taxes		5,256.53		2,695.90

Stamp Taxes		735.92		546.85

Total		326,257.35		103,019.67

12. Other Payables

Category	Ending Balance		Beginning Balance

Education surcharges	19,038.75		3,615.37

Local surcharges	6,346.25		1,398.89

Total	25,385.00		5,014.26

13. Other Payables

Ending Balance	Due in 1 year		Beginning Balance

514,921.13			2,398,104.09

15. Paid in Capital

As of 12/31/2006, the paid in capital is RMB 9,000,000, which is same as prior year.

16. Retain Earnings

Category	Beginning balance	Increase	Ending balance

	8,212,045.69	7,754,812.76	15,966,858 45
Retain Earnings

	8,212,045.69	7,754,812.76	15,966,858 45
Total

Approval of the above Financial Statements;

The above financial Statements are approved by the Board of Directors on 5/10/2008. According to the

Article of Association of the Mine, these statements have been submitted to the shareholder meeting for approval.

/s/ DaPuAn Coal Mine

6/10/2008

Note *: Original contract in Chinese is available upon request in writing.

Attachment 4, SuTsong mine -4 months of operation ended on April 30, 2008

Yunnan Pinyun Auditing CPA Firm 12Jiaolin Road, Kunming. Yunnan, China (871)- 4008-110

Auditing Report

To the shareholders of SuTsong Coal Mine. (the “Mine”):

We have audited the attached balance sheet of SuTsong Coal Mine. (the “Mine”) as of April 31, 2008 and the profit and loss statement , cash flow statement for the 4 months ended 4/31/ 2008, and a summary of significant accounting policies and other explanatory notes.

1. Management’s Responsibility for the Financial Statements

The management is responsible for the preparation and fair presentation of these financial statements in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises. This responsibility includes: (i) designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; (ii) selecting and applying appropriate accounting policies; and (iii) making accounting estimates that are reasonable in the circumstances.

2. Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing for Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

3. Opinion

In our opinion, the financial statements give a true and fair view of the financial position of the Mine as of 30 April 2008, and of its financial performance and its cash flows for 4months then ended in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises.

Yunnan Pinyun Auditing CPA Firm

Kunming. P.R. China

Certified Public Accountants

By: /S/ QiaoYu Xu

By: /S/ JiaWen Li

Date: August 10, 2008

	SuTsong Coal Mine
	BALANCE SHEETS
	As of April 30, 2008

	4/30/2008	12/31/2007	4/30/2008	12/31/2007

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
ASSETS
CURRENT ASSETS:
Cash	2,036,390	1,105,153	290,913	151,391
Accounts receivable	3,325,231	532,231	475,033	72,908
Other receivable	16,139,018	12,963,053	2,305,574	1,775,761
Inventories	1,124,966	726,282	160,709	99,491

Total current assets	22,625,605	15,326,719	3,232,229	2,099,551

Fixed Assets, at cost	10,933,051	10,888,051	1,561,864	1,491,514
Less: Accumulated Depreciation	(1,591,491)	(1,300,997)	(227,356)	(178,219)
Fixed Asset, net	9,341,560	9,587,054	1,334,509	1,313,295
Intangible Asset*	8,100,000	8,100,000	1,157,143	1,109,589

Total long term assets	17,441,560	17,687,054	2,491,651	2,422,884

TOTAL ASSETS	40,067,165	33,013,773	5,723,881	4,522,435

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	1,086,892	87,009	155,270	11,919
Other Payables	2,856,622	3,975,305	408,089	544,562
Wages Payables	0	604,040	0	82,745
Welfare Payables	0	788,852	0	108,062
Taxes payable	1,592,752	389,968	227,536	53,420
Other Liabilities	22,207	12,689	3,172	1,738

Total current liabilities	5,558,473	5,857,863	794,068	802,447

LONG TERM LIABILITIES:	0	0	0	0

TOTAL LIABILITIES	5,558,473	5,857,863	794,068	802,447

STOCKHOLDER'S EQUITY:

Paid-in Capital	8,100,000	8,100,000	1,157,143	1,109,589
Retained Earnings*	26,408,692	19,055,910	3,772,670	2,610,399

Total stockholders' equity	34,508,692	27,155,910	4,929,813	3,719,988

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	40,067,165	33,013,773	5,723,881	4,522,435

	SuTsong Coal Mine
	Statements of Income
	For 4 months ended 4/30/2008
	4/30/2008	12/31/2007	4/30/2008	12/31/2007

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
Revenue	18,561,507	33,489,997	$2,651,644	$4,587,671
Cost of Goods Sold	8,870,516	16,838,113	1,267,217	2,306,591

Gross profit	9,690,991	16,651,884	1,384,427	2,281,080
OPERATING COSTS AND EXPENSES:
Operational costs	899,655	2,120,342	128,522	290,458
Selling / General and administrative
expenses*	1,412,503	3,164,805	201,786	433,535

Total operating expenses	2,312,158	5,285,147	330,308	723,993
OTHER EXPENSES/(INCOME):
Interest Expense / (income)	(149)	(2,410)	(21)	(330)
Other Expenses / (income)	26,200	0	3,743	0

Total other expenses/(income)	26,051	(2,410)	3,722	(330)

INCOME/(LOSS) BEFORE INCOME
TAXES	7,352,782	11,369,147	1,050,397	1,557,417
LESS PROVISION FOR INCOME TAXES	0	0	0	0

INCOME AFTER INCOME TAXES	7,352,782	11,369,147	1,050,397	1,557,417

NET INCOME	7,352,782	11,369,147	$1,050,397	$1,557,417

	SuTsong Coal Mine
	Statements of Cash Flow
	For 4 months ended 4/30/2008

	4 months 2008	2007	4 months 2008	2007

	Audited	Audited	Audited	Audited
	RMB	RMB	US	US
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net income	7,352,782	11,369,147	$1,050,397	$1,557,417
Adjustments to reconcile net income to
net cash
Provided by (used in) operating
activities:
Depreciation	290,495	869,288	41,499	119,081
Changes in assets and liabilities (net of
business acquisition):
Accounts receivable	(5,968,965)	(6,439,521)	(852,709)	(882,126)
Inventory	(398,685)	(399,411)	(56,955)	(54,714)
Accounts payable	(299,390)	(2,119,962)	(42,770)	(290,406)
Others	(45,000)	0	(6,429)	0

Net cash (used in)/provided by
operating activities	931,237	3,279,541	133,034	449,252
CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed Assets/Intangible Assets
Purchases & Other investment	0	(3,071,400)	0	(420,740)

Net cash (used in)/provided by investing
activities	0	(3,071,400)	0	(420,740)

CASH FLOWS FROM FINANCING
ACTIVITIES:	0	0	0	0

Net cash (used in)/provided by
financing activities	0	0	0	0

INCREASE IN CASH	931,237	208,141	$133,034	$28,512

CASH, BEGINNING OF YEAR	1,105,153	897,012	$157,879	$122,878

CASH, END OF PERIOD	2,036,390	1,105,153	$290,913	$151,391

The SuTsong Coal Mine Footnotes to the Audited Financial Statements For the 4 moths ended 4/30/2008

This footnote is an integral part of the audit report.

I. General

The SuTsong Coal Mine (the “Mine”) is located at longitude 104°07’24” - 104°07’45”, latitude 25°01’26” -25°01’59” in Argong Township, Loping County of Yunnan Province, China. The Mine started its exploration in February of 2003, and started production in February of 2004. It is current operation is 90,000 tons per year with permit operating for 10.4 years. Since 2004, the mining operation includes construction of tunnels of 600 meters underneath the ground with investment of approx. RMB 7 million. The ownership of the Mine belongs to an individual. The scope of mine is to conduct underground coal excavation, and to sell coals to the public. The coal mine is licensed by the government with a operating permit number 53032420000462. The Mine has 3 coal layers, labeled as #5, #9, and #14. Layer #5 is a thin layer, while layers #9 and #14 are the middle thickness layers. The Mine producing different coking coal (used to process coke) and smoking coal (used for power plant) has great market demands under the current coal market conditions, which coals are lack of supply

II. Accounting period.

The Mine uses calendar year, which starts on January 1, and ends on April 30.

III. Taxes and surcharges.
The Mine is subject to the following taxes, and surcharges:

Description	Bases for tax	Tax rate	Note

Sale tax (VAT)	Sales of coal	13%

City surcharge	Value added	1%

Coal resources fee	Per ton of coal sale	2.5RMB/ton

Education surcharge	Value added	3%

Local surcharge	Value added	1%

Stamp tax	70% of coal sales	0.03%

Coal resource
	Per ton of coal sales	2RMB/ton
compensation tax

Individual tax	Coal sales	1.5%

IV. Footnotes to the Financial Statements.
1. Cash

Item	Ending Balance	Beginning Balance

Cash in RMB	1,530,964.24	1,100,000.00

Cash in Bank RMB	505,425.65	5,153.05

Total	2,036,389.89	1,105,153.05

2. Account Receivable
By aging:

	Ending Balance		Beginning Balance

Aging period
	RMB	%	RMB	%

In 1 year	3,325,231.35	100%	532,231.35	100%

Total	3,325,231.35	100%	532,231.35	100%

3. Provision for Account Receivable
As of 4/30/2008, the Mine has no bad debt provision.

4.Prepayments
No prepayment as of 4/30/2008.

5. Other receivables
As of 12/31/2006, detailed other receivable consists of:

	Ending Balance		Beginning Balance

Aging Period
	RMB	%	RMB	%

In 1 year	16,093,018.55	99.71%	12,917,053.32	99.65%

1-2 years	46,000.00	0.29%	46,000.00	0.35%

Total	16,139,018.55	100%	12,963,053.32	100%

6. Inventory:

	Ending Balance	Beginning Balance

Raw Material	464,501.00		87,201.29

Inventory	658,066.80		636,176.85

Usable items	2,398.25		2,903.21

Total	1,124,966.05		726,281.35

7. Fixed Assets

Details	Beginning Balance	Transaction	Ending Balance
		(Increase)

Historical Cost;	10,888,051.00	45,000.00	10,933,051.00

-Bldg & property	10,660,000.00		10,660,000.00

-Machinery	143,200.00	45,000.00	188,200.00

-Vehicle	84,851.00		84,851.00

Acc. Depreciation,	1,300,996.79	290,494.70	1,591,491.49

- Bldg & property	1,279,200.00	284,266.67	1,563,466.67

-Machinery	11,614.67	3,965.34	15,580.01

-Vehicle	10,182.12	2,262.69	12,444.81

Fixed Assets (net),	9,587,054.21		9,341,559.51

-Bldg & property	9,380,800.00		9,096,533.33

-Machinery	131,585.33		172,619.99

-Vehicle	74,668.88		72,406.19

8. Intangible Assets

     According to US GAAP, intangible assets should no be amortized as long it has historical value greater than market value, this Chinese amortization of intangible is adjusted.

9. Wage Payable

	Beginning Balance	Increase	Decrease	Ending Balance

Total	604,040.00	2,444,246.34	3,048,286.34	0

10. Welfare Payable

Beginning Balance		Increase	Decrease	Ending Balance

Total	788,852.33		788,852.33	0

11. Tax Payable

Category		Ending Balance		Beginning Balance

VAT			1,577,769.42	317,214.52

Resource Fees

City Surcharges			16,916.64	3,172.15

Individual Income Taxes			372,670.35	-4,230.03

Stamp Taxes			2,296.23	705.20

Total			1,592,752.26	389,967.94

12. Other Payables

Category			Ending Balance	Beginning Balance

Education surcharges			16,655.44	9,516.82

Local surcharges			5,551.82	3,172.27

Total			22,207.26	12,689.09

13. Other Payables

Ending Balance		Due in 1 year		Beginning Balance

2,856,621.57				3,975,304.90

15.Paid in Capital

As of 12/31/2006, the paid in capital is RMB 8,100,000, which is same as prior year.

16. Retain Earnings

Category	Beginning balance	Increase	Ending balance

	19,280,910.02	7,127782.14	26,,408,692.16
Retain Earnings

Total	19,280,910.02	7,127782.14	26,,408,692.16

Approval of the above Financial Statements;

The above financial Statements are approved by the Board of Directors on 5/10/2008. According to the

Article of Association of the Mine, these statements have been submitted to the shareholder meeting for approval.

/s/ SuTsong Mine

6/10/2008

Note *: Original contract in Chinese is available upon request in writing.

Attachment 5, SuTsong mine -12 months operation ended on December 31, 2007

Yunnan Pinyun Auditing CPA Firm 12 Jiaolin Road, Kunming. Yunnan China (871)- 4008-110

Auditing Report

To the shareholders of SuTsong Coal Mine. (the “Mine”):

We have audited the attached balance sheet of SuTsong Coal Mine. (the “Mine”) as of December 31, 2007 and the profit and loss statement , cash flow statement for12 months ended 2007, and a summary of significant accounting policies and other explanatory notes.

1. Management’s Responsibility for the Financial Statements

The management is responsible for the preparation and fair presentation of these financial statements in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises. This responsibility includes: (i) designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; (ii) selecting and applying appropriate accounting policies; and (iii) making accounting estimates that are reasonable in the circumstances.

2. Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing for Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

3. Opinion

In our opinion, the financial statements give a true and fair view of the financial position of the Mine as of 31 December 2007, and of its financial performance and its cash flows for the year then ended in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises.

Yunnan Pinyun Auditing CPA Firm Kunming. P.R. China Certified Public Accountants By: /S/ QiaoYu Xu By: /S/ JiaWen Li Date: August 10,2008

	SuTsong Coal Mine
	BALANCE SHEETS
	As of December 31, 2007

	12/31/2007	12/31/2006	12/31/2007	12/31/2006

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
ASSETS
CURRENT ASSETS:
Cash	1,105,153	897,012	$151,391	$113,546
Accounts receivable	532,231	432,268	72,908	54,717
Other receivable	12,963,053	6,623,496	1,775,761	838,417
Inventories	726,282	326,870	99,491	41,376

Total current assets	15,326,719	8,279,646	2,099,551	1,048,056

Fixed Assets, at cost	10,888,051	7,816,651	1,491,514	989,449
Less: Accumulated Depreciation	(1,300,997)	(431,709)	(178,219)	(54,647)
Fixed Asset, net	9,587,054	7,384,942	1,313,295	934,803
Intangible Assest*	8,100,000	8,100,000	1,109,589	1,025,316

Total long term assets	17,687,054	15,484,942	2,422,884	1,960,119

TOTAL ASSETS	33,013,773	23,764,588	4,522,435	3,008,176

CURRENT LIABILITIES:
Accounts payable	87,009	0	11,919	0
Other Payables	3,975,305	6,043,724	544,562	765,028
Wages Payables	604,040	1,362,856	82,745	172,513
Welfare Payables	788,852	432,101	108,062	54,696
Taxes payable	389,968	134,897	53,420	17,076
Other Liabilities	12,689	4,247	1,738	538

Total current liabilities	5,857,863	7,977,825	802,447	1,009,851

LONG TERM LIABILITIES:	0	0	0	0

TOTAL LIABILITIES	5,857,863	7,977,825	802,447	1,009,851

STOCKHOLDER'S EQUITY:

Paid-in Capital	8,100,000	8,100,000	1,109,589	1,025,316
Retained Earnings*	19,055,910	7,686,763	2,610,399	973,008

Total stockholders' equity	27,155,910	15,786,763	3,719,988	1,998,324

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	33,013,773	23,764,588	$4,522,435	$3,008,176

	SuTsong Coal Mine
	Statements of Income
	For 12 months ended 2007
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
Revenue	33,489,997	12,339,700	$4,587,671	$1,561,987
Cost of Goods Sold	16,838,113	6,711,158	2,306,591	849,514

Gross profit	16,651,884	5,628,542	2,281,080	712,474

OPERATING COSTS AND EXPENSES:
Operational costs	2,120,342	706,147	290,458	89,386
Selling / General and administrative expenses*	3,164,805	1,178,876	433,535	149,225

Total operating expenses	5,285,147	1,885,023	723,993	238,611

OTHER EXPENSES/(INCOME):
Interest Expense / (income)	(2,410)	(668)	(330)	(85)
Other Expenses / (income)	0	0	0	0

Total other expenses/(income)	(2,410)	(668)	(330)	(85)

INCOME/(LOSS) BEFORE INCOME TAXES	11,369,147	3,744,187	1,557,417	473,948
LESS PROVISION FOR INCOME TAXES	0	0	0	0

INCOME AFTER INCOME TAXES	11,369,147	3,744,187	1,557,417	473,948

NET INCOME	11,369,147	3,744,187	$1,557,417	$473,948

	SuTsong Coal Mine
Statements of Cash Flow
For 12 months ended 2007

	2007	2006	2007	2006

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net income	11,369,147	3,744,187	$1,557,417	$473,948
Adjustments to reconcile net income to net
cash
Provided by (used in) operating activities:
Depreciation	869,288	431,709	119,081	54,647
Changes in assets and liabilities (net of
business acquisition):
Accounts receivable	(6,439,521)	(5,497,208)	(882,126)	(695,849)
Inventory	(399,411)	349,038	(54,714)	44,182
Accounts payable	(2,119,962)	5,972,712	(290,406)	756,039
Others	0	0	0	0

Net cash (used in)/provided by operating
activities	3,279,541	5,000,438	449,252	632,967

Fixed Assets/Intangible Assets Purchases	(3,071,400)	(4,404,637)	(420,740)	(557,549)
& Other investment

Net cash (used in)/provided by investing	(3,071,400)	(4,404,637)	(420,740)	(557,549)
activities

CASH FLOWS FROM FINANCING	0	0	0	0
ACTIVITIES:

Net cash (used in)/provided by financing	0	0	0	0
activities

INCREASE IN CASH	208,141	595,801	$28,512	$75,418

CASH, BEGINNING OF YEAR	897,012	301,211	$122,878	$38,128

CASH, END OF PERIOD	1,105,153	897,012	$151,391	$113,546

The SuTsong Coal Mine

Footnotes to the Audited Financial Statements

For the year ended 12/31/2007

This footnote is an integral part of the audit report.

I. General

The SuTsong Coal Mine (the “Mine”) is located at longitude 104°07’24” - 104°07’45”, latitude 25°01’26” -25°01’59” in Argong Township, Loping County of Yunnan Province, China. The Mine started its exploration in February of 2003, and started production in February of 2004. It is current operation is 90,000 tons per year with permit operating for 10.4 years. Since 2004, the mining operation includes construction of tunnels of 600 meters underneath the ground with investment of approx. RMB 7 million. The ownership of the Mine belongs to an individual. The scope of mine is to conduct underground coal excavation, and to sell coals to the public. The coal mine is licensed by the government with a operating permit number 53032420000462. The Mine has 3 coal layers, labeled as #5, #9, and #14. Layer #5 is a thin layer, while layers #9 and #14 are the middle thickness layers. The Mine producing different coking coal (used to process coke) and smoking coal (used for power plant). Coal has greater market demands than coal supply, under the current coal market conditions in China, resluitng continuing coal price increases. In addition, the Chinese RMB is appreciating over the USD in recent years.

In 2007, the mine expand its coal production from 30,000 ton to 90,000 tons, thus increase coal production of 50,747. In addition, the coal sale prices are increased to 350 RMB to 500 RMB form 2006 300FRMB to 400RMb.

II. Accounting period.

The Mine uses calendar year, which starts on January 1, and ends on December 31.

III. Taxes and surcharges.
The Mine is subject to the following taxes, and surcharges:

Description	Bases for tax	Tax rate	Note

Sale tax (VAT)	Sales of coal	13%

City surcharge	Value added	1%

Coal resources fee	Per ton of coal sale	2.5RMB/ton

Education surcharge	Value added	3%

Local surcharge	Value added	1%

Stamp tax	70% of coal sales	0.03%

Coal resource
	Per ton of coal sales	2RMB/ton
compensation tax

Individual tax	Coal sales	1.5%

IV. Footnotes to the Financial Statements.
1. Cash

Item	Ending Balance	Beginning Balance

Cash in RMB	1,100,000.00	884,466.20

Cash in Bank RMB	5,153.05	12,546.12

Total	1,105,153.05	897,012.32

2. Account Receivable
By aging:

	Ending Balance		Beginning Balance

Aging period
	RMB	%	RMB	%

In 1 year	532,231.35	100%	432,267.89	100%

Total	532,231.35	100%	432,267.89	100%

3. Provision for Account Receivable

As of 12/31/2006, the Mine has no bad debt provision.

4.Prepayments
No prepayment as of 12/31/2006.

5. Other receivables
As of 12/31/2006, detailed other receivable consists of:

Aging	Ending Balance		Beginning Balance

Period	RMB	%	RMB	%

In 1 year	12,717,053.32	98.10%	6,577,495.45		99.31%

1-2 years	246,000.00	1.90%	46,000.00		0.69%

Total	12,963,053.32	100%	6,623,495.45		100%

6. Inventory:

	Ending Balance	Beginning Balance

Raw Material	87,201.29		78,620.22

Inventory	636,176.85		244,491.34

Usable items	2,903.21		3,758.67

Total	726,281.35		326,870.23

7. Fixed Assets

Details	Beginning Balance	Transaction	Ending Balance
		(Increase)

Historical Cost;	7,816,651.00	3,071,400.00	10,888,051.00

-Bldg & property	7,660,000.00	3,000,000.00	10,660,000.00

-Machinery	71,800.00	71,400.00	143,200.00

-Vehicle	84,851.00		84,851.00

Acc. Depreciation,	431,708.71	869,288.08	1,300,996.79

- Bldg & property	426,400.00	852,800.00	1,279,200.00

-Machinery	1,914.67	9,700.00	11,614.67

-Vehicle	3,394.04	6,788.08	10,182.12

Fixed Assets (net),	7,384,942.29		9,587,054.21

-Bldg & property	7,233,600.00		9,380,800.00

-Machinery	69,885.33		131,585.33

-Vehicle	81,456.96		74,668.88

8. Intangible Assets

     According to US GAAP, intangible assets should not be amortized as long its historical value is greater than its market value, thus Chinese amortization of intangible is adjusted.

9. Wage Payable

	Beginning	Increase	Decrease	Ending Balance
	Balance

Total	1,362,856.39	7,944,705.24	7,185,888.85	604,040.00

10. Welfare Payable

Beginning Balance	Increase	Decrease	Ending Balance

Total	432,101.06	1,006,024.44	649,273.17	788,852.33

11. Tax Payable

Category	Ending Balance	Beginning Balance

VAT	317,214.52	106,173.51

Resource Fees	9,765.08

City Surcharges	3,172.15	1,061.74

Individual Income Taxes	68,876.07	17,649.23

Stamp Taxes	705.20	247.09

Total	389,967.94	134,896.65

12. Other Payables

Category	Ending Balance	Beginning Balance

Education surcharges	61,191.21	42,321.20

Local surcharges	3,914,113.69	6,001,403.27

Total	3,975,304.90	6,043,724.47

13. Other Payables

Ending Balance	Due in 1 year	Beginning Balance

3,975,304.90	6,043,724.47

15.Paid in Capital

As of 12/31/2006, the paid in capital is RMB 8,100,000, which is same as prior year.

16. Retain Earnings

Category	Beginning balance	Increase	Ending balance

Retain Earnings	7,686,762.65	11,369,147.37	19,055,910.02

Total	7,686,762.65	11,369,147.37	19,055,910.02

Approval of the above Financial Statements;

The above financial Statements are approved by the Board of Directors on 6/10/2008. According to the

Article of Association of the Mine, these statements have been submitted to the shareholder meeting for approval.

/s/ SuTsong Coal Mine
7/10/2008

Note *: Original contract in Chinese is available upon request in writing.

Attachment 6, SuTsong mine - 12 months operation ended on December 31, 2006

Yunnan Pinyun Auditing CPA Firm 12 Jiaolin Road, Kunming, Yunnan, China

(871)- 4008-110 Auditing Report

To the shareholders of SuTsong Coal Mine. (the “Mine”):

We have audited the attached balance sheet of SuTsong Coal Mine. (the “Mine”) as of December 31, 2006 and the profit and loss statement for, cash flow statement for12 months ended 2006, and a summary of significant accounting policies and other explanatory notes.

1. Management’s Responsibility for the Financial Statements

The management is responsible for the preparation and fair presentation of these financial statements in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises. This responsibility includes: (i) designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; (ii) selecting and applying appropriate accounting policies; and (iii) making accounting estimates that are reasonable in the circumstances.

2. Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing for Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

3. Opinion

In our opinion, the financial statements give a true and fair view of the financial position of the Mine as of 31 December 2006, and of its financial performance and its cash flows for the year then ended in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Small Business Enterprises.

Yunnan Pinyun Auditing CPA Firm

Kunming. P.R. China

Certified Public Accountants

By: /S/ QiaoYu Xu

By: /S/ JiaWen LI

Dated: August 10, 2008

SuTsong Coal Mine
BALANCE SHEETS
As of December 31, 2006

	12/31/2006	12/31/2005	12/31/2006	12/31/2005

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
ASSETS
CURRENT ASSETS:
Cash	897,012	301,211	$113,546	$36,733
Accounts receivable	432,268	312,459	54,717	38,105
Other receivable	6,623,496	1,246,097	838,417	151,963
Inventories	326,870	675,908	41,376	82,428

Total current assets	8,279,646	2,535,674	1,048,056	309,229

Fixed Assets, at cost	7,816,651	3,412,014	989,449	416,099
Less: Accumulated
Depreciation	(431,709)	0	(54,647)	0
Fixed Asset, net	7,384,942	3,412,014	934,803	416,099
Intangible Assest*	8,100,000	8,100,000	1,025,316	987,805

Total long term assets	15,484,942	11,512,014	1,960,119	1,403,904

TOTAL ASSETS	23,764,588	14,047,689	3,008,176	1,713,133

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	0	0	0	0
Other Payables	6,043,724	946,234	765,028	115,394
Wages Payables	1,362,856	599,995	172,513	73,170
Welfare Payables	432,101	369,479	54,696	45,058
Taxes payable	134,897	86,764	17,076	10,581
Other Liabilities	4,247	2,641	538	322

Total current liabilities	7,977,825	2,005,113	1,009,851	244,526

LONG TERM LIABILITIES:	0	0	0	0

TOTAL LIABILITIES	7,977,825	2,005,113	1,009,851	244,526

STOCKHOLDER'S EQUITY:

Paid-in Capital	8,100,000	8,100,000	1,025,316	987,805
Retained Earnings*	7,686,763	3,942,576	973,008	480,802

Total stockholders' equity	15,786,763	12,042,576	1,998,324	1,468,607

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	23,764,588	14,047,689	$3,008,176	$1,713,133

	SuTsong Coal Mine
	Statements of Income
	For 12 months ended 2006
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
Revenue	12,339,700	8,685,310	$1,561,987	$1,059,184
Cost of Goods Sold	6,711,158	4,755,551	849,514	579,945

Gross profit	5,628,542	3,929,759	712,474	479,239

OPERATING COSTS AND EXPENSES:
Operational costs	706,147	700,524	89,386	85,430
Selling / General and administrative
expenses*	1,178,876	688,876	149,225	84,009

Total operating expenses	1,885,023	1,389,400	238,611	169,439

OTHER EXPENSES/(INCOME):
Interest Expense / (income)	(668)	(204)	(85)	(25)
Other Expenses / (income)	0	0	0	0

Total other expenses/(income)	(668)	(204)	(85)	(25)

INCOME/(LOSS) BEFORE INCOME
TAXES	3,744,187	2,540,563	473,948	309,825
LESS PROVISION FOR INCOME TAXES	0	0	0	0

INCOME AFTER INCOME TAXES	3,744,187	2,540,563	473,948	309,825

NET INCOME	3,744,187	2,540,563	$473,948	$309,825

SuTsong Coal Mine
Statements of Cash Flow
For 12 months ended 2006
	2006	2005	2006	2005

	Audited	Audited	Audited	Audited
	In RMB	In RMB	In USD	In USD
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net income	3,744,187	2,540,563	$473,948	$309,825
Adjustments to reconcile net income to net cash
Provided by (used in) operating activities:
Depreciation	431,709	0	54,647	0
Changes in assets and liabilities (net of business
acquisition):
Accounts receivable	(5,497,208)	(1,558,556)	(695,849)	(190,068)
Inventory	349,038	(208,385)	44,182	(25,413)
Accounts payable	5,972,712	(602,822)	756,039	(73,515)
Others	0	0	0	0

Net cash (used in)/provided by operating	5,000,438	170,800	632,967	20,829
activities

CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed Assets/Intangible Assets Purchases &	(4,404,637)	0	(557,549)	0
Other investment

Net cash (used in)/provided by investing activities	(4,404,637)	0	(557,549)	0

CASH FLOWS FROM FINANCING	0	0	0	0
ACTIVITIES:

Net cash (used in)/provided by financing	0	0	0	0
activities

INCREASE IN CASH	595,801	170,800	$75,418	$20,829
				0
CASH, BEGINNING OF YEAR	301,211	130,410	$38,128	$15,904

CASH, END OF PERIOD	897,012	301,210	$113,546	$36,733

The SuTsong Coal Mine

Footnotes to the Financial Statements

For the year ended 12/31/2006

This footnote is an integral part of the audited report.

I. General

The SuTsong Coal Mine (the “Mine”) is located at longitude 104°07’24” - 104°07’45”, latitude 25°01’26” -25°01’59” in Argong Township, Loping County of Yunnan Province, China. The Mine started its exploration in February of 2003, and started production in February of 2004. It has a operation permit of 90,000 tons per year with the permit operating for 10.4 years. Since 2004, the mining operation includes construction of tunnels of 600 meters underneath the ground with investment of approx. RMB 7 million. The ownership of the Mine belongs to an individual. The scope of mine is to conduct underground coal excavation, and to sell coals to the public. The coal mine is licensed by the government with a operating permit number 53032420000462. The Mine has 3 coal layers, labeled as #5, #9, and #14. Layer #5 is a thin layer, while layers #9 and #14 are the middle thickness layers. The Mine producing different coking coal (is used to make cokes) and smoking coal (is used for power plant). Coal has great market demands than coal supply under the current coal market conditions in China, resulting increasing coal prices.

II.	Accounting period. The Mine uses calendar year, which starts on January 1, and ends on December 31.

III.	Taxes and surcharges.

The Mine is subject to the following taxes, and surcharges:

Description	Bases for tax	Tax rate	Note

Sale tax (VAT)	Sales of coal	13%

City surcharge	Value added	1%

Coal resources fee	Per ton of coal sale	2.5RMB/ton

Education surcharge	Value added	3%

Local surcharge	Value added	1%

Stamp tax	70% of coal sales	0.03%

Coal resource
	Per ton of coal sales	2RMB/ton
compensation tax

Individual tax	Coal sales	1.5%

IV. Footnotes to the Financial Statements.
1. Cash

Item	Ending Balance	Beginning Balance

Cash in RMB	884,466.20	301,210.58

Cash in Bank RMB	12,546.12

Total	897,012.32	301,210.58

2. Account Receivable
By aging:

	Ending Balance		Beginning Balance

Aging period
	RMB	%	RMB	%

In 1 year	432,267.89	100%	312,458.69	100%

Total	432,267.89	100%	312,458.69	100%

3. Provision for Account Receivable
As of 12/31/2006, the Mine has no bad debt provision.

4.Prepayments
No prepayment as of 12/31/2006.

5. Other receivables
As of 12/31/2006, detailed other receivable consists of:

	Ending Balance		Beginning Balance

Aging Period
	RMB	%	RMB	%

In 1 year	6,577,495.45	99.31%	1,246,097.00	100%

1-2 years	46,000.00	0.69%	0	0

Total	6,623,495.45	100%	1,246,097.00	100%

6. Inventory:

	Ending Balance		Beginning Balance

Raw Material		78,620.22	96,450.23

Inventory		244,491.34	577,007.67

Usable items		3,758.67	2,450.32

Total		326,870.23	675,908.22

7. Fixed Assets

Details	Beginning Balance	Transaction	Ending Balance
		(Increase)

Historical Cost;	3,412,014.28	4,404,636.72	7,816,651.00

-Bldg & property	3,412,014.28	4,240,916.41	7,652,930.69

-Machinery	0	102,804.85	102,804.85

-Vehicle	0	60,915.46	60,915.46

Acc. Depreciation,	0	431,708.71	431,708.71

- Bldg & property	0	375,610.96	375,610.96

-Machinery	0	53,107.98	53,107.98

-Vehicle	0	2,989.77	2,989.77

Fixed Assets (net),	3,412,014.28	3,972,928.01	7,384,942.29

-Bldg & property	3,412,014.28	3,865,305.45	7,277,319.73

-Machinery	0	49,696.87	49,696.87

-Vehicle	0	57,925.69	57,925.69

8. Intangible Assets

     According to US GAAP, intangible assets should not be amortized as long its historical value greater than its market value, thus the Chinese amortization of intangible is adjusted.

9. Wage Payable

Beginning Balance		Increase	Decrease	Ending Balance

Total	599,994.90	7,289,246.27	6,526,384.78	1,362,856.39

10. Welfare Payable

Beginning Balance		Increase	Decrease	Ending Balance

Total	369,478.66	1,020,494.48	1,006,872.08	432,101.06

11. Tax Payable

Category		Ending Balance	Beginning Balance

VAT		106,173.51		66,028.40

Resource Fees		9,765.08		7,451.00

City Surcharges		1061.74		660.28

Individual taxes		17,649.23		12,450.00

Stamp Taxes		247.09		174.3

Total		134,896.65		86,763.98

12. Other Payables

Category	Ending Balance		Beginning Balance

Education surcharges		3,185.22		1,980.84

Local surcharges		1,061.74		660.28

Total		4,246.96		2,641.12

13. Other Payables

Ending Balance	Due in 1 year	Beginning Balance

6,043,724.47		946,234.47

15.Paid in Capital

As of 12/31/2006, the paid in capital is RMB 8,100,000, which is same as prior year.

16. Retain Earnings

Category	Beginning balance	Increase	Ending balance

	3,942,576.55	3,744,187.09	7,686,763.64
Retain Earnings

Total	3,942,576.55	3,744,187.09	7,686,763.64

Approval of the above Financial Statements;

The above financial Statements are approved by the Board of Directors on 5/10/2008. According to the

Article of Association of the Mine, these statements have been submitted to the shareholder meeting for approval.

/s/ SuTsong Coal Mine

6/10/2008

Note *: Original contract in Chinese is available upon request in writing.